Prospectus Supplement -- June 10, 2004*

AXP Stock Fund (Nov. 28, 2003) S-6351-99 X

The "Investment Manager" section has been revised to add the following associate portfolio manager:

Scott Mullinix, CFA, Associate Portfolio Manager

o    Began managing the portfolio in 2004.

o    Rejoined AEFC in 2004, having previously spent 13 years with the firm.

o Prior to that, Scott was employed at Deephaven Capital LLC from May 2002 to May 2004.

o    Began investment career in 1989.

o    MBA, University of Minnesota.





S-6351-21 A (6/04)

Valid until next prospectus update.
*Destroy Nov. 29, 2004